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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 26, 2002


                       Investors Financial Services Corp.
             (Exact name of Registrant as specified in its charter)



       Delaware                       0-26996                    04-3279817
(State or jurisdiction        (Commission File Number)         (IRS Employer
  of Incorporation)                                         Identification No.)


             200 Clarendon Street                    02205-1537
         Boston, Massachusetts 02116                 (Zip Code)
            (Address of principal
              executive offices)

        Registrant's telephone number, including area code: 617 937-6700

                           No change since last report
                   (Former name or former address, if changed
                               since last report)


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ITEM 9. REGULATION FD DISCLOSURE.

Today the Company reaffirmed its earnings estimate for the year ended December 31, 2002 at $1.00 to $1.01 per share.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INVESTORS FINANCIAL SERVICES CORP.



June 26, 2002                     By: /s/ JOHN E. HENRY
                                      ----------------------------------
                                      John E. Henry
                                      Senior Vice President and General Counsel